UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 15, 2017

CD 2017-CD5 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001710360)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-12	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 15, 2017, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of CD 2017-CD5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD5 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-E, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”), and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $802,140,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”) and Drexel Hamilton, LLC (“Drexel” and, collectively with CGMI and DBSI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 24, 2017 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI and DBSI are acting as co-lead managers, and Drexel is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated July 17, 2017, and by the Prospectus, dated July 24, 2017 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $94,106,217, were sold to CGMI, DBSI, Drexel and Wells Fargo Securities, LLC (collectively with CGMI, DBSI and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 24, 2017, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2017-CD5 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 48 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 134 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (iii) Citigroup Global Markets Realty Corp (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “CGMRC Mortgage Loan Purchase

Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CGMRC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

On August 15, 2017, pursuant to the CGMRC Mortgage Loan Purchase Agreement, CGMRC, a “majority-owned affiliate” (within the meaning of Regulation RR (17 CFR § 246.1 et seq) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) of CREFI, acquired, as partial consideration for the Mortgage Loans and/or portions thereof that CGMRC transferred to the Depositor, $16,754,577 of the VRR Interest, in a transaction exempt from registration under the Act. On August 15, 2017, pursuant to the GACC Mortgage Loan Purchase Agreement, Deutsche Bank AG, acting through its New York Branch (“DBNY”), an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing 52.67% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $18,648,081 of the VRR Interest, in exchange for a reduction in the price that DBNY received for its sale (through GACC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GACC) to the Depositor.

The General Motors Building Mortgage Loan is required to be serviced and administered pursuant to the BXP 2017-GM Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the General Motors Building Mortgage Loan), and the holders of the General Motors Building Companion Loans are generally governed by the General Motors Building Co-Lender Agreement. The BXP 2017-GM Trust and Servicing Agreement and the General Motors Building Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.7, respectively.

The Olympic Tower Mortgage Loan is required to be serviced and administered pursuant to the Olympic Tower 2017-OT Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Olympic Tower Mortgage Loan), and the holders of the Olympic Tower Companion Loans are generally governed by the Olympic Tower Co-Lender Agreement. The Olympic Tower 2017-OT Trust and Servicing Agreement and the Olympic Tower Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.8, respectively.

The 245 Park Avenue Mortgage Loan is required to be serviced and administered pursuant to the 245 Park Avenue Trust 2017-245P Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 245 Park Avenue Mortgage Loan), and the holders of the 245 Park Avenue Companion Loans are generally governed by the 245 Park Avenue Co-Lender Agreement. The 245 Park Avenue Trust 2017-245P Trust and Servicing Agreement and the 245 Park Avenue Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.9, respectively.

The Starwood Capital Group Hotel Portfolio Mortgage Loan is required to be serviced and administered pursuant to the DBJPM 2017-C6 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Starwood Capital Group Hotel Portfolio Mortgage Loan), and the holders of the Starwood Capital Group Hotel Portfolio Companion Loans are generally governed by the Starwood Capital Group Hotel Portfolio Co-Lender Agreement. The DBJPM 2017-C6 Pooling and Servicing Agreement and the Starwood Capital Group Hotel Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.10, respectively.

The Brookwood Self Storage LA-MS Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Brookwood Self Storage LA-MS Portfolio Mortgage Loan), and the holder of the Brookwood Self Storage LA-MS Portfolio Companion Loan are generally governed by the Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement. The Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.11.

The IGT Reno Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the IGT Reno Mortgage Loan), and the holders of the IGT Reno Companion Loans are generally governed by the IGT Reno Co-Lender Agreement. The IGT Reno Co-Lender Agreement is attached hereto as Exhibit 4.12.

The Gurnee Mills Mortgage Loan is required to be serviced and administered pursuant to the CSAIL 2016-C7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Gurnee Mills Mortgage Loan), and the holders of the Gurnee Mills Companion Loans are generally governed by the Gurnee Mills Co-Lender Agreement. The CSAIL 2016-C7 Pooling and Servicing Agreement and the Gurnee Mills Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.13, respectively.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GACC and CGMRC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,469,569, were approximately $957,422,212. Of the expenses paid by the Depositor, approximately $508,466 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,961,103 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated July 24, 2017. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BXP 2017-GM Trust and Servicing Agreement
Exhibit 4.3	Olympic Tower 2017-OT Trust and Servicing Agreement
Exhibit 4.4	245 Park Avenue Trust 2017-245P Trust and Servicing Agreement
Exhibit 4.5	DBJPM 2017-C6 Pooling and Servicing Agreement
Exhibit 4.6	CSAIL 2016-C7 Pooling and Servicing Agreement
Exhibit 4.7	General Motors Building Co-Lender Agreement
Exhibit 4.8	Olympic Tower Co-Lender Agreement
Exhibit 4.9	245 Park Avenue Co-Lender Agreement
Exhibit 4.10	Starwood Capital Group Hotel Portfolio Co-Lender Agreement
Exhibit 4.11	Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement
Exhibit 4.12	IGT Reno Co-Lender Agreement
Exhibit 4.13	Gurnee Mills Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 15, 2017
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 15, 2017 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 15, 2017 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 24, 2017, which such certification is dated July 24, 2017
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GACC Mortgage Loan Purchase Agreement
Exhibit 99.3	CGMRC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
By:	/s/ Paul Vanderslice Name: Paul Vanderslice Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	BXP 2017-GM Trust and Servicing Agreement	(E)
4.3	Olympic Tower 2017-OT Trust and Servicing Agreement	(E)
4.4	245 Park Avenue Trust 2017-245P Trust and Servicing Agreement	(E)
4.5	DBJPM 2017-C6 Pooling and Servicing Agreement	(E)
4.6	CSAIL 2016-C7 Pooling and Servicing Agreement	(E)
4.7	General Motors Building Co-Lender Agreement	(E)
4.8	Olympic Tower Co-Lender Agreement	(E)
4.9	245 Park Avenue Co-Lender Agreement	(E)
4.10	Starwood Capital Group Hotel Portfolio Co-Lender Agreement	(E)
4.11	Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement	(E)
4.12	IGT Reno Co-Lender Agreement	(E)
4.13	Gurnee Mills Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 15, 2017	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 15, 2017 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 15, 2017 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 24, 2017, which such certification is dated July 24, 2017	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)
99.2	GACC Mortgage Loan Purchase Agreement	(E)
99.3	CGMRC Mortgage Loan Purchase Agreement	(E)